Exhibit 99.1

ICH Announces Preliminary Stockholder Merger Consideration Election Results

LYNNFIELD, Mass.--(BUSINESS WIRE)--July 8, 2014--Investors Capital Holdings, Ltd. (NYSE MKT: ICH, or “ICH”), a Delaware corporation, announced the preliminary results of the elections made by stockholders of ICH regarding the form of merger consideration they will receive in connection with the acquisition by RCS Capital Corporation, a Delaware corporation (NYSE: RCAP, or “RCAP”), of ICH (the “Merger”). The closing of the Merger is expected to be effective on July 11, 2014.

As previously announced, on October 27, 2013, ICH, RCAP and Zoe Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of RCAP, entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, each issued and outstanding share of common stock of ICH, par value $0.01 per share (the “ICH Common Stock”) will be, at the holder’s election and subject to the limitation described below, converted into either cash or shares of Class A common stock of RCAP. Holders of ICH Common Stock who elected to receive cash will receive $7.25 per share of ICH Common Stock (the “Cash Election Consideration”). Holders of ICH Common Stock who elected to receive shares of RCAP’s Class A common stock will receive a number of such shares equal to the quotient of $7.25 divided by the volume weighted average trading price of a share of RCAP’s Class A common stock for the five (5) consecutive trading days immediately preceding the closing of the Merger (the “Stock Election Consideration”). Holders who failed to make an election automatically will receive shares of RCAP’s Class A common stock. Pursuant to the Merger Agreement, the portion of the total cash consideration paid in the Merger may not exceed sixty percent (60%) of the total merger consideration, with a pro-rata adjustment for cash elections made with respect to a number of shares of ICH Common Stock that would otherwise have caused the cash consideration payable in the Merger to exceed such sixty percent (60%) threshold.

The deadline for making the election was 5:00 p.m., New York City time, on July 7, 2014 (the “Election Deadline”). As of July 7, 2014 there were approximately 7,238,309 shares of ICH Common Stock outstanding. Based on available information as of the Election Deadline, the preliminary merger consideration election results are as follows:

  Holders of approximately 14.55% of the outstanding shares of ICH Common Stock, or 1,053,307 shares of ICH Common Stock, elected the Cash Election Consideration.
  Holders of approximately 9.84% of the outstanding shares of ICH Common Stock, or 711,922 shares of ICH Common Stock, elected the Stock Election Consideration.

Holders of approximately 75.61% of the outstanding shares of ICH Common Stock, or 5,473,080 shares of ICH Common Stock, failed to make a valid election prior to the Election Deadline, and therefore, pursuant to the Merger Agreement, are deemed to have elected the Stock Election Consideration, and in total holders of approximately 6,185,002 shares of ICH Common Stock, or approximately 85.45% of the outstanding shares of ICH Common Stock, have elected the Stock Election Consideration or are deemed to have elected the Stock Election Consideration. No fractional shares of RCAP Class A common stock will be issued, and ICH stockholders will receive cash in lieu of fractional shares at the price equal to the volume weighted average trading price of a share of RCAP’s Class A common stock for the five (5) consecutive trading days immediately preceding the closing of the Merger.

Elections submitted prior to the Election Deadline made pursuant to the notice of guaranteed delivery procedure require the delivery of shares of ICH Common Stock to Computershare Trust Company, N.A., the exchange agent for the Merger, by 5:00 p.m., New York City time, on July 10, 2014, the third NYSE MKT trading day after the Election Deadline. If the exchange agent does not receive the required stock certificates or book-entry transfer of shares by the guaranteed delivery deadline, the shares of ICH Common Stock subject to such elections will be treated as if no election was made, which would change the election results set forth above.

After the final results of the election process are determined, the final merger consideration, and the allocation of the merger consideration, will be calculated in accordance with the terms of the Merger Agreement.

About ICH

ICH is a diversified financial services holding company that operates primarily through its independent broker/dealer and investment advisor subsidiary, Investors Capital Corporation. Its mission is to provide premier, 5-Star Service and support to its valued registered representatives, including customizable advisory programs, proven practice management and marketing services, and time-saving technology to help them grow their businesses and exceed their clients’ expectations. Business units include Investors Capital Corporation, ICC Insurance Agency, Inc., Investors Capital Holdings Securities Corporation, and Advisor Direct, Inc. For more information, please call (800) 949-1422 x4814 or visit www.investorscapital.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, RCAP has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus of ICH. The registration statement was declared effective by the SEC on May 14, 2014. ICH has mailed to its stockholders the proxy statement/prospectus. In addition, each of ICH and RCAP has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ICH AND RCAP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by ICH and RCAP through the website maintained by the SEC at http://www.sec.gov.

ICH Safe Harbor and Forward Looking Statements

Information set forth herein contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ICH’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements.

Such forward-looking statements include, but are not limited to, statements about the expected results of the merger consideration election process and the timing of completion of the transaction. It is important to note that ICH’s goals and expectations are not predictions of actual performance. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks uncertainties and other factors. Additional factors that may affect future results are contained in ICH’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and ICH undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

CONTACT:
Investors Capital Holdings, Ltd.
Robert Foney, 781-477-4814
Chief Marketing Officer
rfoney@investorscapital.com
www.investorscapital.com